Exhibit 99.1

Joint Filer Information

Name:	Henry R. Kravis

Address:	c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:	KKR Associates, L.P.

Issuer and Ticker Symbol:	Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:	April 27, 2004

Signature:	/s/ Richard J. Kreider
HENRY R. KRAVIS
By: Richard J. Kreider,
Attorney-in-Fact for Henry R. Kravis

Joint Filer Information

Name:		George R. Roberts

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
GEORGE R. ROBERTS
	By:	Richard J. Kreider,
Attorney-in-Fact for George R. Roberts

Joint Filer Information

Name:		Paul E. Raether

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
PAUL E. RAETHER
	By:	Richard J. Kreider,
Attorney-in-Fact for Paul E. Raether

Joint Filer Information

Name:		Michael W. Michelson

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
MICHAEL W. MICHELSON
	By:	Richard J. Kreider,
Attorney-in-Fact for Michael W. Michelson

Joint Filer Information

Name:		Edward A. Gilhuly

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
EDWARD A. GILHULY
	By:	Richard J. Kreider,
Attorney-in-Fact for Edward A. Gilhuly

Joint Filer Information

Name:		Perry Golkin

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
PERRY GOLKIN
	By:	Richard J. Kreider,
Attorney-in-Fact for Perry Golkin

Joint Filer Information

Name:		Scott M. Stuart

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
SCOTT M. STUART
	By:	Richard J. Kreider,
Attorney-in-Fact for Scott M. Stuart

Joint Filer Information

Name:		James H. Greene, Jr.

Address:		c/o Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019

Designated Filer:		KKR Associates, L.P.

Issuer and Ticker Symbol:		Walter Industries, Inc. (WLT)

Date of Event Requiring Statement:		April 27, 2004

Signature:	/s/ Richard J. Kreider
JAMES H. GREENE, JR.
	By:	Richard J. Kreider,
Attorney-in-Fact for James H. Greene, Jr.